                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[_]  Confidential, for Use of Commission Only (as permitted by rule 14a-6(e)(2))

                           Citizens Holding Company
                ----------------------------------------------
               (Name of Registrant As Specified In Its Charter)

                       _________________________________


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required pursuant to Exchange Act Rule 14a-6(i)(2)
[_]  $125 per Exchange Act Rules 0.11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transactions applies:

          _________________________________________________________________
     2)   Aggregate number of securities to which transaction applies:

          _________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          _________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:

          _________________________________________________________________
     5)   Total Fee paid: _________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount Previously Paid: ________________________________________
     2)   Form, Schedule or Registration Statement No:____________________
     3)   Filing Party:___________________________________________________
     4)   Date Filed:_____________________________________________________

                           Citizens Holding Company
                                521 Main Street
                       Philadelphia, Mississippi  39350

                                March 29, 2001

Dear Fellow Shareholder:

     On behalf of the Board of Directors, we cordially invite you to attend the 2001 Annual Meeting of Shareholders of Citizens Holding Company. The Annual Meeting will be held beginning at 3:30 p.m. Central time, on Tuesday, May 1, 2001, at the main office of The Citizens Bank of Philadelphia, 521 Main Street, Philadelphia, Mississippi 39350. The formal notice of the Annual Meeting appears on the next page.

     The Annual Meeting has been called for the following purposes: (1) to set the number of directors to serve on the Board of Directors at twelve; (2) to elect up to four Class II directors each for a three-year term; (3) to elect one Class I director for a two-year term; (4) to ratify the Board of Directors' appointment of the Company's independent accountants for the fiscal year ending December 31, 2001; (5) to consider a shareholder proposal, if properly brought before the Annual Meeting; and (6) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The accompanying proxy statement provides detailed information concerning the matters to be voted on at the Annual Meeting. We urge you to review this proxy statement and each of the proposals carefully. Regardless of the number of shares you own, it is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope.

     Your Board of Directors recommends that you vote "FOR" the ratification of the appointment of the Company's independent accountants for the fiscal year ending December 31, 2001, "FOR" setting the number of directors to serve on the board at twelve, "FOR" the election of nominees M. G. Bond, Karl Brantley, David
A. King and Greg L. McKee as Class II directors and "FOR" the election of nominee Donald L. Kilgore as a Class I director.

     This year you are also being asked to consider a shareholder proposal. The Board of Directors believes that this proposal could prejudice your financial interests and is not in the best long-term interests of the Company's shareholders. Accordingly, your Board of Directors recommends that you vote "AGAINST" approval of the shareholder proposal.

     We are gratified by our shareholders' continued interest in Citizens Holding Company and are pleased that in the past so many of you have voted your shares either in person or by proxy. We hope that you will continue to do so and again urge you to return your proxy card as soon as possible.

                                    Sincerely,


                                    /s/  Steve Webb
                                    Chairman, President and
                                    Chief Executive Officer

                            Citizens Holding Company
                                521 Main Street
                        Philadelphia, Mississippi  39350
                                  ___________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  ___________

TIME..............   3:30 p.m., Central time, on Tuesday, May 1, 2001

PLACE..............  The Citizens Bank of Philadelphia
                     521 Main Street
                     Philadelphia, Mississippi 39350

ITEMS OF BUSINESS..  (1)  To set the number of directors to serve on the board at twelve.

                     (2)  To elect up to four Class II directors who will each serve a three-year term expiring in 2004.

                     (3)  To elect one Class I director who will serve a two-year term expiring in 2003.

                     (4)  To consider and act upon a proposal to ratify and approve the selection of Horne CPA Group as the company's independent
                          accountants for the fiscal year ending December 31, 2001.

                     (5)  To consider a shareholder proposal, if properly brought before the annual meeting.

                     (6)  To transact any other business that may properly come before the annual meeting or any adjournments thereof.

RECORD DATE........  You can vote if you are a shareholder of record as of the close of business on March 27, 2001.

ANNUAL REPORT......  Our 2000 annual report, which is not part of the proxy solicitation material, is enclosed.

PROXY VOTING.......  It is important that your shares be represented and voted at the annual meeting.  Please mark, sign, date and promptly return the enclosed proxy card in the postage paid envelope.  Any proxy may be revoked at any time prior to its exercise at the annual meeting.

                                    By Order of the Board of Directors


                                    Carolyn K. McKee
                                    Secretary

Philadelphia, Mississippi
March 29, 2001

                               TABLE OF CONTENTS

                                                                                      Page
                                                                                      ----
BOARD OF DIRECTORS...................................................................    3
     General.........................................................................    3
     Meetings and Committees of the Board of Directors...............................    4
     Compensation of the Board of Directors..........................................    4

PROPOSAL I: NUMBER OF DIRECTORS TO BE ELECTED........................................    5
     Vote Required and Board Recommendation..........................................    5

PROPOSAL II:  ELECTION OF CLASS II DIRECTORS.........................................    5
     Vote Required and Board Recommendation..........................................    6

PROPOSAL III:  ELECTION OF CLASS I DIRECTORS.........................................    6
     Vote Required and Board Recommendation..........................................    6

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS.....................    7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS......................................    8
     Indebtedness of Related Parties.................................................    9
     Interests of the Board of Directors.............................................    9

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..............................    9

EXECUTIVE COMPENSATION...............................................................   10
     Stock Options...................................................................   11
     Report on Executive Compensation................................................   11
     Stock Performance Graph.........................................................   13

PROPOSAL IV:  APPOINTMENT OF INDEPENDENT ACCOUNTANTS.................................   14
     Vote Required and Board Recommendation..........................................   14
     Report of the Audit Committee...................................................   14

PROPOSAL V:  SHAREHOLDER PROPOSAL....................................................   15
     Shareholder Proposal............................................................   15
     Shareholder's Supporting Statement..............................................   15
     Statement of the Board of  Directors in Opposition to the Shareholder Proposal..   16
     Vote Required and Board Recommendation..........................................   17

PROPOSALS BY SHAREHOLDERS FOR THE 2002 ANNUAL MEETING................................   18

OTHER MATTERS........................................................................   18

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K...........................................   18

APPENDIX A...........................................................................   19

                           CITIZENS HOLDING COMPANY

                                _______________


                                PROXY STATEMENT

                                _______________

                        ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MAY 1, 2001

     This proxy statement is furnished to the shareholders of Citizens Holding Company, or the company, in connection with the solicitation of proxies by the board of directors, for use at the annual meeting of shareholders to be held at 3:30 p.m., Central time on Tuesday, May 1, 2001, at the company's main office, 521 Main Street, Philadelphia, Mississippi 39350, and any adjournments or postponements. This proxy statement and accompanying proxy card are being distributed on or about March 29, 2001.

Proxy Solicitation

     The board of directors is soliciting the enclosed proxy so that each shareholder has the opportunity to vote on the proposals presented at the annual meeting, whether or not the shareholder attends the meeting. When a proxy card is returned properly signed and dated, the shares represented by the proxy will be voted in accordance with the instructions on the card at the annual meeting, including any adjournments or postponements. If the proxy card is signed but no instructions are given, the shares represented by the proxy will be voted at the annual meeting and any adjournments or postponements:

     (1) "FOR" setting the number of directors to serve on the board at twelve;

     (2) "FOR" the election of nominees M. G. Bond, Karl Brantley, David A. King and Greg L. McKee as Class II directors;

     (3) "FOR" the election of nominee Donald L. Kilgore as a Class I director.

     (4) "FOR" the approval of the appointment of Horne CPA Group as the company's independent accountants for the fiscal year ending December 31, 2001; and

     (5) "AGAINST" the approval of the shareholder proposal, if properly brought before the shareholder meeting.

     Management is not aware of any matters, other than these proposals, that will be considered at the annual meeting. The proxy card gives the individuals named as proxies discretionary authority to vote the shares represented by the proxy on any matter other than the proposals that is properly presented for action at the annual meeting.

     A shareholder who gives a proxy may revoke it at any time before it is voted by giving notice, in writing, to the secretary of the company, by granting a subsequent proxy, or by appearing in person and voting at the annual meeting.

     The company generally bears all costs of soliciting proxies. The company has retained and pays a fee to American Stock Transfer and Trust Company to act as its registrar and transfer agent and to assist it in the solicitation of proxies, but the company pays no identifiable compensation for the solicitation of proxies. Directors, officers and employees of the company, who will receive no compensation for their services, may solicit proxies by telephone, mail, facsimile, via the Internet or overnight delivery service.

Record Date and Voting Rights

     The board of directors has fixed the close of business on Tuesday, March 27, 2001, as the record date for the annual meeting. Only shareholders of record on that date are entitled to notice of and to vote at the annual meeting. As of March 27, 2001, the company's only outstanding class of securities was common stock, $.20 par value per share. As of March 27, 2001, the company had 15,000,000 shares authorized, of which 3,308,750 shares of common stock were issued and outstanding.

     This proxy provides the opportunity for shareholders to specify approval, disapproval, or abstention for the following proposals:

     (1) A proposal to set the number of directors to serve on the board at twelve;

     (2) The election of up to four Class II directors to serve until the expiration of the applicable three-year term or until their successors are elected and qualified;

     (3) The election of one Class I director to serve until the expiration of the applicable two-year term or until his or her successor is elected and qualified;

     (4) The appointment of Horne CPA Group as the company's independent accountants for the fiscal year ending December 31, 2001; and

     (5) A shareholder proposal, if properly brought before the annual meeting.

     A majority of the votes entitled to be cast at the annual meeting constitute a quorum. A share, once represented for any purpose at the annual meeting, is deemed present for purposes of determining a quorum for the remainder of the meeting and for any adjournment, unless a new record date is set for the adjourned meeting. This is true even if the holder of the share abstains from voting with respect to any matter brought before the annual meeting.

     Shareholders are entitled to one vote for each share held, which may be given in person or by proxy, except that shareholders may cumulate their votes in the election of directors. Cumulative voting entitles a shareholder to give one nominee a number of votes equal to the number of directors to be elected in each class multiplied by the number of shares held by that shareholder, or to distribute the total votes, computed on the same principle, among as many nominees for election as directors of each class as the shareholder chooses. For example, if the number of directors to be elected in a class is four, a shareholder owning ten shares may cast ten votes for each of four nominees, cast forty votes for one nominee, or allocate the forty votes among several nominees. The candidates receiving the highest number of votes cast, up to the number of directors to be elected in each class, are elected.

     For all matters brought before the annual meeting, other than the election of directors, each proposal or other matter is approved if the votes cast favoring the proposal or other matter exceed the votes cast opposing the proposal or other matter.

     Under Mississippi law and the company's articles of incorporation and bylaws, an abstention by a shareholder who is either present in person at the annual meeting or represented by proxy is not a vote "cast" and is counted neither "for" nor "against" the matter subject to the abstention. Broker non-votes on matters are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and therefore, as shares not entitled to vote.

                              BOARD OF DIRECTORS

General

      Below is information concerning the four nominees for election as Class II directors, the nominee for election as a Class I director and the continuing Class I and Class III directors.

Class II Directors and Nominees (to be elected at the 2001 Annual Meeting; terms of office expire in 2004)

 .     M. G. Bond, director and nominee. Age 68, residing at 412 North Saint
      Matthews St., Carthage, Mississippi 39051. Board member since 1986. Retired, Mississippi State Senator.

 . Karl Brantley, director and nominee. Age 64, residing at 535 Dr. Brantley Road, Madden, Mississippi 39109. Board member since 1992. Plant Manager,
      U. S. Electrical Motors.

 .     David A. King, director and nominee. Age 46, residing at 1006 Edgewater
      Drive, Philadelphia, Mississippi 39350. Board member since 1997. Proprietor, Philadelphia Motor Company.

 .     Greg L. McKee, nominee. Age 39, residing at 11360 Highway 16 East,
      Philadelphia, Mississippi 39350. Executive Vice President, The Citizens Bank of Philadelphia.

Class I Directors and Nominee (terms of office expire in 2003)

 .     Don L. Fulton, director. Age 54, residing at 207 Woodbriar Lane,
      Philadelphia, Mississippi 39350. Board member since 1994. President and General Manager, Nemanco, Inc.

 .     Herbert A. King, director. Age 49, residing at 101 Littlejohn Lane,
      Starkville, Mississippi 39759. Board member since 1997. Engineer, King Engineering, Inc.

 .     David P. Webb, director. Age 41, residing at 613 Inglenook Court, Madison,
      Mississippi 39110. Board member since 1998. Attorney, Phelps Dunbar,
      L.L.P.

 .     Donald L. Kilgore, nominee. Age 51, residing at 730 Forest Park Circle,
      Philadelphia, Mississippi 39350. Attorney, Alford, Thomas and Kilgore.

Class III Directors (terms of office expire 2002)

 .     George R. Mars, director. Age 61, residing at 304 Azalea Drive,
      Philadelphia, Mississippi 39350. Board member since 1977(1). Retired Proprietor, Mars Department Store.

 .     William M. Mars, director. Age 63, residing at Route 1, Box 204,
      Philadelphia, Mississippi 39350. Board member since 1977(1). Attorney, Mars, Mars & Mars, Attorneys.

 .     W. W. Dungan, director. Age 67, residing at P.O. Box 686, Philadelphia,
      Mississippi 39350. Board member since 1981(1). Partner, McDaniel Timber Company. Partner, DDM, Inc.

 .     Steve Webb, director. Age 68, residing at 534 Poplar Ave., Philadelphia,
      Mississippi 39350. Board member since 1970(1). Chairman, President and CEO, Citizens Holding Company and The Citizens Bank of Philadelphia.

      (1) This is the year the director was elected to the board of directors of The Citizens Bank of Philadelphia. These directors were all elected to the board of the company at the time it was formed in 1982.

      There are no family relationships between any director, executive officer or person nominated to become a director, except that Steve Webb, the chairman of the board, president and chief executive officer of the company, is the father of David P. Webb, a member of the board of directors.

Meetings and Committees of the Board of Directors

      The board meets monthly, generally in a joint session with the board of directors of The Citizens Bank of Philadelphia, the bank. During the fiscal year ended December 31, 2000, the board met twelve times. There were twelve regular monthly meetings and no special meetings. Each director attended at least 75% of all meetings held by the board and the committees on which he served. The board, among other things, (1) approves remuneration arrangements for executive officers of the company, (2) reviews compensation plans relating to executive officers and directors, (3) determines other benefits under the company's compensation plans, and (4) performs general reviews of the company's employee compensation policies. Any director who also serves as an executive officer of the company or the bank, does not participate in any board determination regarding salaries and other compensation for executive officers.

      The board has established an audit committee. The board has not formally established a compensation committee and a nominating committee; however, the full board generally performs the functions of these committees. The board of the bank also maintains a trust and loan committee.

      Karl Brantley, William M. Mars, and Herbert A. King are members of the audit committee. Each member of the audit committee is an "independent director" as defined in Section 121(A) of the American Stock Exchange's listing standards. The audit committee operates under a written charter adopted by the board of directors on February 22, 2000, a copy of which is included as Appendix A to this proxy statement. The audit committee is responsible for the review of audit fees, the supervision of matters relating to audit functions, the review and establishment of internal policies and procedures regarding audits, accounting and other financial controls, and the review of related party transactions. The audit committee also recommends to the board of directors an independent accounting firm to be engaged as the company's independent auditors. During 2000, the audit committee held three meetings.

Compensation of the Board of Directors

      During 2000, all directors of the company, including Steve Webb, the sole employee director, received a $825 monthly retainer, a $825 year-end bonus and an additional $125 for each board meeting attended. Directors that serve on the Director's Loan Committee received an additional $50 per month.

     The company maintains a stock option plan for the benefit of nonemployee directors, the 1999 Directors' Stock Compensation Plan. During 2000, each nonemployee director was granted options to purchase 1,000 shares of common stock, at an exercise price of $16.50 per share, which was the fair market value of the stock on the date of grant. As of March 27, 2001, no director has exercised any options granted under the plan.

     Directors of the company and the bank may elect to participate in the Directors' Deferred Fee Plan maintained by the bank. The plan requires a participating director to defer all or part of his director fees for a ten-year period. Benefits are equal to the amount credited to each director's individual account, including deferred fees and interest at a stated rate based upon the Moody's Average Corporate Bond Rate. Benefits are generally payable when a director ceases to serve on the board or attains age 70. The company has elected to purchase individual life insurance policies to fund its obligation under the plan.

                 PROPOSAL I: NUMBER OF DIRECTORS TO BE ELECTED

     The company's articles of incorporation provide for a board of directors consisting of such number of directors, not less than nine or more than twenty-five, as fixed by the shareholders at each annual meeting. The company's board currently consists of ten directors, and the board proposes to increase the size of the board to twelve directors. The board of directors is divided into three classes, with members of each class elected for a three-year term. Currently, Class I and Class II each consist of three directors and Class III consists of four directors. Fixing the number of directors on the board at twelve will equalize the number of directors in each class at four per class.

     If this proposal is adopted by the affirmative vote by the holders of a majority of the shares of common stock voted at the annual meeting, four Class II directors will be elected each to serve a three-year term and one Class I director will be elected to serve a two-year term. If this proposal is not adopted, the number of directors of the company will remain at ten directors. As a result, only three Class II directors will be elected at the annual meeting to each serve a three-year term as set forth in the company's articles of incorporation.

Vote Required and Board Recommendation

     The affirmative vote by the holders of a majority of the shares of common stock voted at the annual meeting is required to set the number of directors to serve on the board at twelve.

     The company's board of directors unanimously recommends a vote "FOR" setting the number of directors to serve on the board at twelve.

                 PROPOSAL II:  ELECTION OF CLASS II DIRECTORS

      If the number of directors to serve on the board is set at twelve, four Class II directors will be elected at the annual meeting to each serve a three-year term. The board has nominated M. G. Bond, Karl Brantley, David A. King and Greg L. McKee for election as Class II directors to serve until the 2004 annual meeting or until their successors are duly elected and qualified. If the number of directors to serve on the board is not set at twelve, the nomination of Greg
L. McKee will be withdrawn and the number of directors will remain at ten. Under those circumstances, three Class II directors will be elected at the annual meeting. M. G. Bond, Karl Brantley and David A. King are currently Class II directors of the company and have been nominated for re-election as Class II directors.

Vote Required and Board Recommendation

     Shareholders are entitled to one vote for each share held and may cumulate votes in the election of directors. If the number of directors to serve on the board is fixed at twelve, the four Class II nominees receiving the highest number of votes cast will be elected to serve as Class II directors. If the number of directors to serve on the board is not set at twelve, the number of Class II directors to be elected at the annual meeting shall remain at three Class II directors and the three Class II nominees receiving the highest number of votes cast will be elected to serve as Class II directors.

     Unless a shareholder expressly withholds authority on a proxy card, the proxy holders will vote the proxies received by them for the nominees listed above, and reserve the right to cumulate votes and distribute them among the nominees, in their discretion. If for any reason one or more of the nominees named above is not available as a candidate for director, an event that the board of directors does not anticipate, the proxy holders will vote, in their discretion for another candidate or candidates nominated by the board. If shareholders attending the annual meeting cumulate their votes such that all of the nominees above cannot be elected, the proxy holders will cumulate votes to elect as many of the nominees listed above as possible.

     The company's board of directors unanimously recommends a vote "FOR" the election of each of the nominees for Class II director of the Board of Directors.

                 PROPOSAL III:  ELECTION OF CLASS I DIRECTORS

     If the number of directors to serve on the board is set at twelve, one Class I director will be elected at the annual meeting to serve a two-year term. The board has nominated Donald L. Kilgore for election as Class I director to serve until the 2003 annual meeting or until his successor is duly elected and qualified. If the number of directors to serve on the board is not set at twelve, the nomination of Donald L. Kilgore will be withdrawn and no Class I director will be elected at the annual meeting.

Vote Required and Board Recommendation

     Shareholders are entitled to one vote for each share held and may cumulate votes in the election of directors. If the number of directors to serve on the board is fixed at twelve, the Class I nominee receiving the highest number of votes cast will be elected to serve as a Class I director. If the number of directors to serve on the board is not set at twelve, no Class I director will be elected at the annual meeting and the nomination of Donald L. Kilgore will be withdrawn.

     Unless a shareholder expressly withholds authority on a proxy card, the proxy holders will vote the proxies received by them for the nominee listed above. If for any reason the nominee named above is not available as a candidate for director, an event that the board of directors does not anticipate, the proxy holders will vote, in their discretion for another candidate nominated by the board. If shareholders attending the annual meeting cumulate their votes such that all of the nominees above cannot be elected, the proxy holders will cumulate votes to elect as many of the nominees listed above as possible.

     The company's board of directors unanimously recommends a vote "FOR" the election of Donald L. Kilgore as a class I director of the Board of Directors.

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The following table sets forth information about all directors, nominees and named executive officers, as of December 31, 2000, including their name, position and beneficial ownership. Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws).

                             Amount and Nature of Beneficial Ownership
                             -----------------------------------------

                                                            Options                    Percent
                                                          Exercisable                    of
Name                   Position          Direct         Within 60 Days     Other        Class
----                   --------          ------         --------------     -----       -------
M.G. Bond              Director          33,085              3,300                      1.1%

Karl Brantley          Director          10,160              2,700                        *

W. W. Dungan           Director                              3,800       138,620(1)     4.3%

Don L. Fulton          Director           6,250              2,500                        *

Donald L. Kilgore      Nominee                                             1,667(2)       *

David A. King          Director          48,005              2,200         4,016(3)     1.6%

Herbert A. King        Director          41,560              2,200       197,455(4)     7.3%

George R. Mars         Director         105,965              4,200        65,745(5)     5.3%

William M. Mars        Director           8,950              4,200         3,785(6)       *

Greg L. McKee          Nominee                                 500         1,700(7)       *

David P. Webb          Director          16,075              2,100                        *

Steve Webb        Chairman, President,      135              4,800        90,570(8)     2.9%
                    CEO and Director

All directors, nominees                 270,185             32,500       503,558       24.1%
and executive officers
as a group (12 persons)

  *Less than 1% of the outstanding common stock.

       (1) Includes 65,620 shares owned by Mr. Dungan's spouse who exercises sole voting and investment power with respect to such shares and as to which Mr. Dungan disclaims beneficial ownership; also includes 73,000 shares held in a limited partnership of which Mr. Dungan is the managing general partner and as to which he exercises sole voting and investment power .

       (2) Includes 1,667 shares owned jointly with Mr. Kilgore's spouse as to which Mr. Kilgore shares voting and investment power with his wife.

       (3) Includes 890 shares owned by Mr. King's spouse who exercises sole voting and investment power with respect to such shares and as to which Mr. King disclaims beneficial ownership; also includes 3,126 shares owned by his children as to which Mr. King shares voting and investment power with his wife.

       (4) Includes 7,275 shares owned jointly with Mr. King's spouse as to which Mr. King shares voting and investment power with his wife; includes 42,920 owned by his children as to which Mr. King shares voting and investment power with his wife; also includes 149,260 shares held in trust for his children as to which Mr. King exercises sole voting power but has no investment power.

       (5) Includes 20,000 shares owned by Mr. Mars' spouse who exercises sole voting and investment power with respect to such shares and as to which Mr. Mars disclaims beneficial ownership; also includes 45,745 shares owned by the estate of Mr. Mars' mother of which he is executor and as to which he exercises sole voting and investment power.

       (6) Includes 3,785 shares owned by Mr. Mars' spouse who exercises sole voting and investment power with respect to such shares and as to which Mr. Mars disclaims beneficial ownership.

       (7) Includes 1,700 shares owned jointly with Mr. McKee's spouse as to which Mr. McKee shares voting and investment power with his wife.

       (8) Includes 170 shares owned by Mr. Webb's spouse who exercises sole voting and investment power with respect to such shares and as to which Mr. Webb disclaims beneficial ownership; also includes 90,400 shares held in a limited partnership of which Mr. Webb is the managing general partner and as to which he exercises sole voting and investment power.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

       The following table sets forth as of December 31, 2000, each person known to the company who is a beneficial owner of more than 5% of the outstanding shares of common stock.

     NAME AND ADDRESS        AMOUNT AND NATURE OF
   OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP     PERCENTAGE OF CLASS
   -------------------       --------------------     -------------------
Herbert A. King                    241,215 (1)               7.3%
 101 Littlejohn Lane
 Starkville, MS 39759

George R. Mars                     175,910 (2)               5.3%
 304 Azalea Drive
 Philadelphia, MS 39350

The Molpus Company                 259,166                   7.8%
 502 Valley View Drive
 Philadelphia, MS 39350

     (1) Includes 7,275 shares owned jointly with Mr. King's spouse as to which Mr. King shares voting and investment power with his wife; includes 42,920 owned by his children as to which Mr. King shares voting and investment power with his wife; includes 149,260 shares held in trust for his children, for which beneficial ownership is disclaimed; also includes 2,200 shares that currently could be purchased by the exercise of options held by Mr. King.

     (2) Includes 20,000 shares owned by Mr. Mars' spouse who exercises sole voting and investment power with respect to such shares and as to which Mr. Mars disclaims beneficial ownership; includes 45,745 shares owned by the estate of Mr. Mars' mother of which he is executor and as to which he exercises sole voting and investment power; also includes 4,200 shares that currently could be purchased by the exercise of options held by Mr. Mars.

Indebtedness of Related Parties

     Certain directors and officers of the company, businesses with which they are associated, and members of their immediate families are customers of the bank and have had transactions with the bank in the ordinary course of the bank's business. The indebtedness (including unfunded commitments) of the directors, officers and related parties, to the bank was equal to 2.20% of the company's shareholders' equity at December 31, 2000. This indebtedness comprised 0.38% of the total currently outstanding loans net of unearned interest made by the bank as of December 31, 2000. In the opinion of the board of directors, such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility.

Interests of the Board of Directors

     For the past several years, the company has employed the legal services of Phelps Dunbar LLP, of which Mr. David Webb, a current director of the company and bank, is a partner. Phelps Dunbar has represented the company in various legal areas, including tax audits, employee benefits, civil lawsuit defense and general corporate law. The company expects that the firm will continue to represent the company in similar matters in the future.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the company's directors, executive officers, and any person beneficially owning more than ten percent of the company's common stock are required to report their initial ownership of the company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the company during fiscal 2000, and any Forms 5 and amendments thereto furnished to the company with respect to fiscal 2000, and certain written representations made by the company's directors and officers, the company has determined that all required filings have been made, except that Mr. George R. Mars did not timely report three separate dispositions of common stock directly owned by him, Mr. W. W. Dungan did not timely report a disposition of common stock held by a limited partnership in which he is the managing general partner, Mr. David A. King did not timely report common stock held by a limited partnership in which he is a general partner, Mr. Herbert A. King did not timely report common stock held by two separate limited partnerships in which he is a general partner and Mr. David Webb did not timely report common stock held by a limited partnership in which he is a general partner. These transactions have been reflected in subsequent filings made by such individuals.

                            EXECUTIVE COMPENSATION

     The following table sets forth compensation information of Steve Webb, the company's chairman, president and chief executive officer, for services rendered in all capacities to the company and the bank during the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998. The table discloses the annual salary, bonus and other compensation awards and payouts to Steve Webb.

                          Summary Compensation Table


                              Annual Compensation
                           -------------------------

                Name and                                        All Other
            Principal Position       Year   Salary    Bonus    Compensation
            ------------------       ----  --------  -------   ------------
      Steve Webb(1)                  2000  $145,000  $35,000     $37,427(2)
        President and CEO of the
        company and the bank         1999  $138,000  $35,000     $63,131(3)

                                     1998  $132,000  $30,000     $47,794(4)

      (1) No other executive officer received total annual salary and bonus exceeding $100,000.

      (2) Represents company matching and profit sharing contributions of $11,159 under The Citizens Bank Profit Sharing and Savings Plan, director fees in the amount of $12,825, split-dollar life insurance premiums paid in the amount of $8,024, above-market interest earned under the Citizens Holding Company Deferred Compensation Plan in the amount of $4,290 and the value of the use of a company automobile in the amount of $1,129.

      (3) Represents company matching and profit sharing contributions of $10,536 under The Citizens Bank Profit Sharing and Savings Plan, director fees in the amount of $11,575, split-dollar life insurance premiums paid in the amount of $35,785, above-market interest earned under the Citizens Holding Company Deferred Compensation Plan in the amount of $4,118 and the value of the use of a company automobile in the amount of $1,117.

      (4) Represents company matching and profit sharing contributions of $13,151 under The Citizens Bank Profit Sharing and Savings Plan, director fees in the amount of $10,925, split-dollar life insurance premiums paid in the amount of $18,341, above-market interest earned under the Citizens Holding Company Deferred Compensation Plan in the amount of $4,295 and the value of the use of a company automobile in the amount of $1,082.

Stock Options

     The company maintains the 1999 Employees' Long-Term Incentive Plan, which provides for the grant of stock options and restricted stock to employees of the company and the bank. The company has reserved for grant or issuance under the plan shares of common stock not to exceed 7% of the company's issued and outstanding common stock, as determined from time to time, or 231,613 shares as of December 31, 2000.

     During 2000, the company made a single grant to Steve Webb. Mr. Webb was granted incentive stock options to acquire 1,000 shares of the company's common stock. The grant to Mr. Webb represented 9.6% of the total options granted to employees of the company in 2000 under the plan. The exercise price of the options was $16.50, the fair market value of the stock on the date of grant. The options first became exercisable on October 27, 2000, and expire on April 26, 2010. The potential realizable value of the grant at annual rates of stock price appreciation for the term of the option is $10,377 at 5% and $26,297 at 10%. The appreciation rates and potential realizable value do not represent the company's forecast of possible future appreciation, if any. Actual gains, if any, are dependent upon the future market price of the company's common stock and there can be no assurance that the potential amounts will be achieved.

     There were no options exercised by executive officers during 2000.

     As of December 31, 2000, all of Mr. Webb's options were exercisable and no other executive officers of the company held exercisable or unexercisable options. As of December 31, 2000, Mr. Webb held exercisable options representing 4,900 shares of common stock with an aggregate value of $24,064, based upon a stock price of $17.00.

Report on Executive Compensation

     The company has not established a separate compensation committee. Instead, the board is responsible for setting the compensation of executive officers, developing executive benefit plans, and establishing other employee benefit plans or programs for the benefit of the company's executive officers. Steve Webb, the sole member of the board who is also an employee of the company, does not participate in determinations affecting his individual compensation, but does make recommendations to the board with respect to the amount and form of his compensation.

     Determinations of the board are primarily made on the basis of industry and peer group standards and regional and national economic considerations. The board relies upon external legal counsel, when needed, and upon survey data produced by independent third parties.

     The company's executive compensation program consists of three components: base salary, short-term incentives, and long-term incentives. Currently, the program emphasizes base salary and short-term incentives. Long-term incentives that link the performance of the company's common stock and executive compensation are not significant. Neither the company nor the bank has entered into employment, retention, change in control or similar agreements with Steve Webb or any other executive officer.

     The board sets base salary at levels somewhat below the average of regional, competitive peer banks. Base salary is reviewed annually and is subject to adjustment based upon individual performance and changes in the regional competitive market. Based upon these standards, the board established the base salary of Steve Webb, president and chief executive officer of the company and the bank, at $145,000, effective January 1, 2000, providing an annualized increase of 5%.

     Executives and employees annually receive cash incentives (bonuses). Annual bonuses are awarded based upon recommendations made to the board by Steve Webb, subject to approval in the board's discretion. Recommendations are generally based upon individual performance and the company's performance. There are no preestablished performance goals or objectives.

     The company has established a long-term incentive plan, called the Citizens Holding Company Employees' Long-Term Incentive Plan, which was first effective as of January 1, 1999. The plan permits the grant of options and restricted stock. During 2000, a grant was made in recognition of his service as a member of the company's board of directors, subject to terms and conditions substantially identical to the terms and conditions of grants made to the company's nonemployee directors under the Directors' 1999 Stock Compensation Plan.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits to $1,000,000 in a taxable year the deduction a company may claim for compensation paid to its chief executive and four other highest paid officers, unless certain performance-based conditions are met. The board has reviewed this provision and does not anticipate the payment of any compensation to an executive officer that would be affected by the limit.

     The board believes that base salary levels and other short and long-term incentives are reasonable and sufficiently competitive. The board further believes that the degree of performance sensitivity in the compensation program is reasonable, taking into consideration the historical practices of the company and the bank and the interests of its shareholders.

The nonemployee members of the board of directors:

          Don L. Fulton      David A. King        Herbert A. King
          George R. Mars     David P. Webb        William M. Mars
          M.G. Bond          Willis W. Dungan     Karl Brantley

Stock Performance Graph

     The following performance graph compares the performance of the company's common stock to the AMEX Market Index and to a peer group of 58 other regional bank holding companies for the company's reporting period. The graph assumes that the value of the investment in the company's common stock and each index was $100 at October 19, 1999 (the date trading of the common stock began on the American Stock Exchange) and that all dividends were reinvested.

                               Performance Graph
                     October 19, 1999 - December 31, 2000

                                   [GRAPHIC]

                                     _______________________________
                                      10/19/99   12/31/99   12/31/00

Citizens Holding Company             $  100.00  $   83.38  $   70.46

AMEX Market Index                    $  100.00  $  110.59  $  109.23

Regional-Southeast Banks(1)          $  100.00  $   87.42  $   89.25

     (1)  The bank holding companies included in the peer group are as follows:
          1st National Bancshares, 20/20 Web Design, Acadiana Bancshares Inc, Admiralty Bancorp CL B, Alabama National Bancorp, AmSouth Bancorporation, Area Bancshares Corp, Auburn National Banc Inc, Banc Corporation, Bancorpsouth Inc, Bank of the Ozarks Inc, Britton & Koontz CAP CP, Cardinal Financial Corp, Chesapeake Financial SHS, CNB Florida Bankshares, Colonial Bancgroup CL A, Community Financial GRP, Community Trust BNCP Inc, Compass Bancshares Inc, Crescent Banking Company, Eastern Virginia Bankshares, Eufaula Banccorp Inc, Exchange Bancshares, Farmers Capital Bank CP, Fauquier Bancshares Inc., First Capital Bank, First M&F Corporation, First Tennessee Natl CP, First United Bancshares, Florida Banks Inc, FNB Corporation (VA), Four Oaks Fincorp, Frontier National, Hancock Holding Co, Heritage Bankshares, Hibernia Corp A, Iberiabank Corporation, Intercounty Bankshares, Lamar Capital Corp, Mid-America Bancorp KY, Midsouth Bancorp, National Commerce Bancorp, Penseco Financial Services Corp, Peoples Banctrust Co, The Peoples Holding Co, Premier Financial Bancorp, Regions Financial Corp, Republic Bancorp Inc CLA, S.Y. Bancorp Inc, Simmons First Natl Corp, South Alabama Bancorp, Southcoast Financial, Southtrust

          Corp, Trustmark Corp, Union Planters Corp, United Financial Holding, United Security Bancshares, and Whitney Holding Corp.

Source: Media General Financial Services, Richmond Virginia

         PROPOSAL IV: APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Horne CPA Group, independent certified public accountants, has served as auditor of the company since December 31, 1998. The board of directors, upon recommendation of the audit committee, proposes to continue the firm's services as auditor for the fiscal year ending December 31, 2001. Although the appointment of an independent auditor does not require approval by the shareholders, the board of directors has chosen to submit its selection for ratification by the shareholders. The board of directors, however, reserves the right to change independent auditor at any time, notwithstanding shareholder approval. A representative of Horne CPA Group is expected to attend the annual meeting. If present, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

     Fees billed by Horne CPA Group for professional services rendered for the fiscal year ending December 31, 2000 were as follows:

     Audit Fees - Audit fees of Horne CPA Group for audit of the company's annual financial statements and the review of those financial statements included in the company's reports on Form 10-Q are estimated to be $53,000.

     Financial Information Systems Design and Implementation Fees - Horne CPA Group did not render any financial information systems design and implementation services for the company during the fiscal year ending December 31, 2000.

     All Other Fees - Aggregate fees billed to the company by Horne CPA Group for all other services rendered for the fiscal year 2000 totaled approximately $15,000. These fees relate to general consultation and tax services.

     The audit committee has considered the compatibility of these non-audit services with maintaining Horne CPA Group's independence.

Vote Required and Board Recommendation

     The affirmative vote by the holders of a majority of the shares of common stock voted at the annual meeting is required for the ratification of the appointment of the independent accountants.

     The board of directors has unanimously approved the appointment of Horne CPA Group as independent accountants and recommends a vote "FOR" ratification of the appointment of Horne CPA Group as the company's independent accountants for the fiscal year 2001.

Report of the Audit Committee

     The audit committee has reviewed and discussed the audited financial statements with management and Horne CPA Group. The discussions with Horne CPA Group included the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the audit committee received the written disclosures and the letter regarding independence from Horne CPA Group as required by Independence Standards Board Standard No. 1 and discussed this information with representatives of Horne CPA Group.

     Based upon the audit committee's review of the audited financial statements and its discussions with management and Horne CPA Group, the audit committee recommended to the board of directors that the audited financial statements be included in the company's annual report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

The members of the audit committee:

          Karl Brantley
          Herbert A. King
          William M. Mars

                       PROPOSAL V:  SHAREHOLDER PROPOSAL

     The company has been notified that a shareholder of common stock intends to present the following proposal and supporting statement for consideration at the annual meeting. The name, address and stock ownership of the proponent will be furnished by the company to any person promptly upon receipt of an oral or written request.

Shareholder Proposal

     RESOLVED, that the stockholders of Citizen's Holding Company (the "Company"), believing that the value of their investment can best be maximized through the sale or merger of the Company, hereby request that the Board of Directors promptly proceed to effect such sale or merger by (i) retaining a leading investment banking firm for the specific purpose of soliciting offers to acquire the Company by sale or merger and (ii) establishing a committee of the Board of Directors consisting of all Directors, who are not current or former officers or employees of the Company or related by blood or marriage to a current or former officer or employee of the Company, to consider and recommend to the full Board of Directors for approval the best available offer to acquire the Company by sale or merger.

Shareholder's Supporting Statement

     Citizen's Holding Company began trading at $27/share on October 19, 1999 and has steadily fallen to its current (November 2000) level of under $17/share, a decline of 37%. During this time (to November 1, 2000) the Dow rose 6.8%. The S&P 500 rose 12.7% and the NASDAQ Bank Index was flat. Citizen's has underperformed its peer group (the NASDAQ Bank Index) and broader market averages. This poor performance has occurred despite efficient and profitable operations, increasing earnings and increased dividends to shareholders. The bank's market has enjoyed a strong economy. Management has had more than year to bring our bank to the investment community's attention. We shareholders should expect better financial performance.

     I believe that the only reasonable way for management to deliver maximum return to shareholders is to undertake a sale of the bank to a larger financial institution. Between 1/1/99 and 11/01/00 the average price to book value ratio/(1)/ for all bank acquisitions of Citizens' approximate size in the Southeast was 286%/(2)/, twice Citizen's current Price: Book Value ratio of 136%./(3)/ I believe acquisition by a larger bank would reduce the geographic risk we Citizen's shareholders currently face with operations in relatively small area with a few key industries. I believe the shares in a larger bank we would likely receive in trade would be more likely to rebound with bank shares in general than a thinly traded stock such as CIZ. I believe a well-chosen acquirer would have similar Returns on Equity and growth in Earnings per Share and shareholders could expect similar long-term growth prospects in addition to an immediate jump in share value. The expansion plans of the Mississippi Band of Choctaw Indians make this a good time to market our company. I ask you to vote "For" this proposal and the best interests of all CIZ shareholders.

     (1)  The ratio of a company's share price to its book value.
     (2) SNL Securities DataSource, Charlottesville, VA; acquired banks $250 million-$1 billion assets in Alabama, Arkansas, Mississippi, Georgia, Tennessee and Louisiana.
     (3)  CIZ = $17/share, 11/01/00: Book Value = $12.48/share, 10/30/00; SEC
          10-Q 3rd QTR 00 Citizens Holding Company.

Statement of the Board of Directors in Opposition to the Shareholder Proposal

     The board of directors of the company has reviewed the proposal and the supporting statement brought forward by the proponent and unanimously recommends that you vote "AGAINST" this proposal for the following reasons:

     The board strongly believes that adoption of the proposal is not in the best long-term interests of shareholders. In the board's opinion, the proponent is pursuing a short-term agenda, without regard to the long-term interests of the company or the other shareholders, which will not maximize shareholder value. While we recognize that the proposal only requests certain action of the board and does not obligate the board to take any action, the board believes an announcement that the proposal has been adopted could severely damage the company's long-term relationships with its customers. Moreover, the board believes the company may have difficulty retaining employees and attracting new employees if the proposal is adopted. The board also believes this could adversely impact the company's ability to effectively compete in the short and long-term, resulting in a possible decline in revenues and a corresponding decline in shareholder value. Furthermore, the proponent's actions have already resulted in the company incurring expenses and diverting resources that could have been put to better use.

     The board believes that the proponent's comparison of the company's current stock price with certain historical acquisition data provided by SNL Securities DataSource in his supporting statement is misleading to the extent that it uses information that is stale and does not reflect current acquisition trends. The acquisition data used in the proponent's supporting statement is based on seven transactions, of which five occurred in 1999 and two occurred in 2000. The last transaction used by the proponent in this comparison was completed on August 23, 2000, and the price to book value ratio reported by SNL Securities DataSource was only 159%. The company believes that the acquisition climate has changed greatly in the last two years and further believes that the price to book value ratios during that period have declined.

     The board of directors is committed to maximizing value for shareholders and to pursuing a course of action that will, in the board's judgment, best achieve that objective. As such, the board reviews on a regular basis its strategic plan to evaluate alternatives and opportunities available to the company in furtherance of maximizing shareholder value. To date, the board's efforts to enhance shareholder value have focused on internal growth, growth through the acquisition of existing bank branches and the establishment of new branches, investment in technology, and increasing shareholder dividends.

     The board believes that shareholder value can be enhanced through acquisitions that are complementary to the company's business and has considered such acquisitions in the past. The board also believes that shareholder value can also be enhanced through the upgrade of existing facilities and the establishment of new bank branch locations. To that end, the company recently has established a new bank branch location in Meridian, Mississippi and has upgraded facilities at three branch locations.

     The company has taken steps to increase its non-interest income through the purchase of interests in a credit life insurance company and a title insurance company and has acquired a mortgage company. In addition, the company has made significant investments in technology and has recently upgraded its computer equipment and software, established a web-site on the Internet, and developed its own credit card program, debit/ATM card program, phone teller system and Internet banking program. The board believes that the company's investments in technology will enhance the company's competitive position, allowing it to adapt more quickly to future innovation, assimilate internal growth and external growth resulting from acquisitions of branch locations and other banks, and incorporate future products more efficiently.

     Another significant part of the company's strategic plan, increasing shareholder dividends, is generating immediate returns for shareholders. Dividends paid to shareholders in 1999 and 2000 have increased 33.33% and 32.81%, respectively, compared to the dividends paid in the previous year. See the Market Price and Dividend Information table included in the 2000 Annual Report to Shareholders. In addition, the company has recently implemented a dividend reinvestment plan for its shareholders.

     The board is committed to considering all options available to the company for enhancing shareholder value, including potential mergers or other business combination transactions. The board and management recognize that the banking industry is in the process of undergoing tremendous change, and they intend to remain attuned to the marketplace so that the company's shareholders benefit fully from the opportunities for growth in shareholder value that the future will provide. The board will review responsibly any offer for a combination with the company and will exercise its business judgment to determine whether to accept such an offer. The board believes that the purpose of the proposal is to force the board to sell the company to a third party as soon as possible. The board does not believe that adopting the proposal and in effect placing a "for sale" sign on the company or putting the company on the "auction block" is likely to result in the maximization of shareholder value.

     The board of directors remains committed to maximizing shareholder value through all available means and believes that the actions it has taken will continue to benefit shareholders. The board and management's goals are aligned with yours, as evidenced by director and officer ownership in excess of 20% of the company's stock. See the Security Ownership of Directors and Executive Officers table. The board believes that the company is well positioned to deliver exceptional shareholder value.

Vote Required and Board Recommendation

     The affirmative vote by the holders of a majority of the shares of common stock voted at the annual meeting is required for approval of this proposal.

     After careful review and consideration, the board of directors unanimously recommends a vote "AGAINST" approval of this proposal.

             PROPOSALS BY SHAREHOLDERS FOR THE 2002 ANNUAL MEETING

     At the annual meeting each year, the board of directors submits to shareholders its nominees for election as directors. In addition, the board of directors may submit other matters to the shareholders for action at the annual meeting. Shareholders of the company may also submit proposals for inclusion in the proxy materials. Shareholders intending to submit proposals for presentation at the 2002 annual meeting and inclusion in the proxy statement and form of proxy for the annual meeting should forward their proposals to Steve Webb, President, Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350. Proposals must be in writing and must be received by the company prior to Thursday, November 29, 2001, for inclusion in the company's 2002 proxy materials. Proposals should be sent to the company by certified mail, return receipt requested.

     Under the bylaws of the company, certain procedures are provided which a shareholder must follow to introduce any shareholder proposal at a shareholder meeting or to nominate persons for election as directors. These procedures provide that shareholders desiring to make nominations of persons for election as directors or to introduce a shareholder proposal before a meeting must give written notice to the company's president not less than fourteen days or more than fifty days prior to the meeting at which the proposal is to be acted upon or the election is to be held. However, if less than twenty-one days' notice of the meeting is given to shareholders, such proposal or nomination shall be mailed or delivered to the president no later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Proposals and nominations not made in accordance with this procedure may, in the president's discretion, be disregarded by the chairman of the meeting, and upon the president's instructions, the inspectors of election may disregard all votes cast for each such proposal or nominee.

                                 OTHER MATTERS

     Management of the company is not aware of any other matters to be brought before the annual meeting. However, if any other matters are properly brought before the annual meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     The annual report to shareholders containing financial statements for the company's 2000 fiscal year has been mailed to shareholders prior to or with this proxy statement. However, the annual report does not form any part of the material for the solicitation of proxies.

     Upon written request of any record holder or beneficial owner of the shares entitled to vote at the annual meeting, the company, without charge, will provide a copy of the company's annual report for year ended December 31, 2000 on Form 10-K, as filed with the Securities and Exchange Commission. Requests should be mailed to Steve Webb, President, Citizens Holding Company, 521 Main Street, Philadelphia, MS 39350.

                                    By Order of the Board of Directors,


March 29, 2001                      /s/  Steve Webb, Chairman

                                                                      APPENDIX A

                         CITIZENS HOLDING COMPANY AND
                       THE CITIZENS BANK OF PHILADELPHIA

                            AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the Board of Directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationships that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

 .    Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

 .    Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

 .    Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

 .    Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

 .    Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

 .    Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

 .    Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

 .    Review accounting and financial human resources and succession planning within the company.

 .    Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

 .    Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                     PROXY
        This Proxy is Solicited on Behalf of the Board of Directors of
                           CITIZENS HOLDING COMPANY

The undersigned does hereby nominate, constitute and appoint STEVE WEBB and WILLIAM MARS, or any of them (each with full power to act alone and with power of substitution), as their true and lawful attorney, to vote this Proxy. The undersigned also hereby authorizes said individuals to represent the undersigned, and to vote upon all matters that may properly come before the Annual Meeting of Shareholders to be held on May 1, 2001, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side, with full power to vote all shares of Common Stock of Citizens Holding Company held of record by the undersigned on March 27, 2001, or any adjournment(s) thereof. This Proxy shall authorize the proxies named herein to cumulate all votes which the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees for director listed on the reverse side as such proxies shall determine, in their sole and absolute discretion, in order to maximize the number of such nominees elected to the Company's Board of Directors. I acknowledge receipt of the Company's notice and accompanying Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NOS. I AND IV AND "FOR" EACH OF THE NOMINEES FOR DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" PROPOSAL NO. V.

IMPORTANT- This Proxy must be signed and dated on the reverse side.


(CONTINUED ON REVERSE SIDE)



                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                           CITIZENS HOLDING COMPANY

                                  May 1, 2001

[DETACH HERE]

PROPOSAL NO. I: To set the number of directors to serve on the Board of Directors at twelve.

[_] FOR                  [_] AGAINST                    [_] ABSTAIN

PROPOSAL NO. II AND III: Election of Directors

[_] FOR all nominees listed at right             [_] WITHHOLD AUTHORITY to vote
(except as marked to the contrary below)         for all nominees listed at
                                                 right

INSTRUCTION: To withhold authority to vote for any individual nominees, check the box to vote "FOR" all nominees and strike a line through the nominee's name in the list at right.

     PROPOSAL NO. II:
     1.   If Proposal No. I is approved, to elect four Class II Directors
          Nominees:  M.G. Bond
                     Karl Brantley
                     David A King
                     Greg L. McKee

     2.   If Proposal No. I is NOT approved, to elect three Class II Directors
          Nominees:  M.G. Bond
                     Karl Brantley
                     David A King

     PROPOSAL NO. III: If Proposal No. I is approved, to elect one Class I Director

     Nominee:   Donald L. Kilgore

PROPOSAL NO. IV: To ratify and approve the selection of Horne CPA Group as the Company's independent auditors for the year 2001.

[_] FOR                  [_] AGAINST                    [_] ABSTAIN

PROPOSAL NO. V: Shareholder Proposal

[_] FOR                  [_] AGAINST                    [_] ABSTAIN


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given, your shares will be voted by the management "FOR" the nominees as directors, "FOR" Proposal Nos. I and IV, and "AGAINST" Proposal No. V. The individuals designated on this proxy card will vote in their discretion on any other matter that may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the enclosed envelope.

Signature of Shareholder: ________________________________________

Signature if held jointly: _______________________________________

Date: ______________________________________________________, 2001

NOTE: Please sign name exactly as name appears on the certificate or certificates representing shares to be voted by this proxy as shown on the label above. When signing as executor, administrator, attorney, trustee, or guardian please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).